Exhibit 99.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT

MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTH AMENDMENT TO SUPPLY AGREEMENT

This sixth amendment (“Sixth Amendment”) to the Supply Agreement by and between MannKind Corporation (“MannKind”) and Amphastar Pharmaceuticals, Inc. (“Amphastar”), originally dated July 31, 2014 and as previously amended on October 31, 2014 (“First Amendment”), November 9, 2016 (“Second Amendment”), April 11, 2018 (“Third Amendment”), December 24, 2018 (“Fourth Amendment”) and August 2, 2019 (the “Fifth Amendment”) (collectively, the “Agreement”), is hereby made as of the 24th day of May, 2021, by and between MannKind on the one hand, and on the other hand, Amphastar.

RECITALS

WHEREAS, MannKind and Amphastar entered into the Agreement pursuant to which Amphastar is to manufacture and supply the Product to MannKind, and MannKind is to purchase certain minimum quantities of the Product; and

WHEREAS MannKind and Amphastar have determined it to be mutually beneficial to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, MannKind and Amphastar hereby agree to amend the Agreement as follows:

1.    Definitions. Unless otherwise defined herein, each of the capitalized terms used in this Sixth Amendment shall have the definition and meaning ascribed to it in the Agreement.

2.    Amendment Fees. In order to compensate Amphastar and its subsidiaries for its unused manufacturing capacity related to year 2021 and 2022 production, MannKind shall make the following payments (in U.S. dollars) to Amphastar France Pharmaceuticals S.A.S., as manufacturer of the Product, no later than the dates specified below:

Amount	Payment Due Date
$1,000,000	June 30, 2021
$1,000,000	January 31, 2022

3.    Amendments to the Agreement. Subject to Section 2 of this Sixth Amendment, the Agreement shall be, and hereby is, amended, as follows:

3.1    The table in Section 6.1 of the Agreement, as amended by the First, Second, Fourth and Fifth Amendments, shall be amended and replaced in its entirety with the following:

Calendar Year	Purchase Commitment Quantities (kg)	Purchase Price (per gram)	Delivery and Payment
2021	[***]	[***]	Q1: [***] kg (delivered March 29, 2021) Q2: [***] kg Q3: [***] kg Q4: [***] kg
2022	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.
2023	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.
2024	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.
2025	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.
2026	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.
2027	[***]	[***]	25% of the Purchase Commitment Quantities shall be purchased on a Quarterly basis.

3.2    Section 10.1 of the Agreement shall be extended until December 31, 2027. All other terms and conditions in Section 10.1 shall remain in full force and effect.

4.    Final Agreement. From and after the execution of this Sixth Amendment, all references in the Agreement (or in the Sixth Amendment) to “this Agreement,” “hereof,” “herein,” “hereto,” and similar words or phrases shall mean and refer to the Agreement as amended by this Sixth Amendment. The Agreement as amended by this Sixth Amendment constitutes the entire agreement by and between the Parties as to the subject matter hereof. Except as expressly modified by this Sixth Amendment, all other terms and conditions of the Agreement shall remain in full force and effect

IN WITNESS WHEREOF, each of MannKind and Amphastar has caused this Sixth Amendment to be executed by their duly authorized officers.

MannKind Corporation		Amphastar Pharmaceuticals, Inc.

By:	/s/ Steven B. Binder	By:	/s/ Jacob Liawatidewi
Name:	Steven B. Binder	Name:	Jacob Liawatidewi
Title:	Chief Executive Officer	Title:	EVP Corporate Administration Center